STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of July 26, 1996 and effective as of July 31, 1996, between ENVIROMETRICS, INC., a Delaware corporation ("Seller"), ANDREW C. GILLETTE, a South Carolina resident ("Buyer"), and TRICO ENVIROMETRICS, INC., a South Carolina corporation (the "Company").

                                    RECITALS:

     A, Buyer was the subscriber to the original Articles of Incorporation of Trico Engineering & Land Surveying, the former entity which all business activity was conducted by the Company filed in South Carolina and has served as an officer of the Company and the former entity since its organization.

     B. Buyer was the owner of 100 % of the outstanding shares of capital stock of the former entity through which activities of the Company were performed from its organization until November 30, 1994, at which time Buyer sold all of his interest in the Company to Seller through an asset purchase.

     C, Seller now wishes to sell to Buyer, and Buyer wishes to buy from Seller, all of the outstanding shares of capital stock of the Company, consisting of 1,000 shares of common stock (the "Stock").

                                   AGREEMENT:

     NOW, THEREFORE, in consideration of the covenants and agreements herein set forth and in reliance on the representations and warranties contained herein, the parties agree as follows:

1. Purchase and Sale of Stock.

     1.1 Method of Transfer. Seller hereby agrees to sell, transfer, assign and deliver to the Buyer and Buyer agrees to purchase from Seller all of the Stock free and clear of all liens, charges and encumbrances.

     1.2 Purchase Price and Method of Payment. The "Purchase Price" for the Stock shall be 45,000 shares of Envirometrics common shares owned by Buyer, which shall be delivered by Buyer to Seller on the Closing Date.

2. Conditions to Obligations of Seller and Buyer.

     2.1 Conditions to Obligations of Buyer, The obligations of Buyer at Closing
to  consummate  the  transactions   herein   contemplated  are  subject  to  the
fulfillment at or prior to Closing of each of the following conditions:


     2.1.1 Release from Liability for Reservoir Capital Corporation. The Company shall have been released from any obligation that it may have under the Seller's $800,000.00 financing facility with Reservoir Capital Corporation, and none of the Company's assets shall remain as collateral for the payment of such operating line of credit.

     2.1.2. Sublease of Faber Place Office Space. The Company and the Seller shall have executed and delivered a Sublease substantially in the forms attached hereto as Exhibits __ and __, providing for the Seller's sublease from the Company of the office space the Company's and Seller's employees currently occupy in Charleston, South Carolina.

     2.1.3. Truth of Representations and Warranties, The representations and warranties of Seller contained in this Agreement or in any other document delivered at Closing shall be true and correct on and as of the Closing Date.

     2.1.4. Performance of Agreements. Each agreement of Seller to be performed on or before the Closing Date pursuant to the terms hereof or as contemplated herein shall have been duly performed.

     2.1.5. Minute and Stock Books. The minute books and stock certificate books of the Company in the possession of Seller shall have been delivered to Buyer.

     2.2. Conditions to the Obligations of Seller. The obligations of Seller to consummate the transactions herein contemplated are subject to the satisfaction on or before the closing Date of the Following conditions:

     2.2.1. Acknowledgment and Collateralization of Company's Debt to Seller. The Company shall have executed and delivered to Seller (i) a Promissory Note substantially in the form attached hereto as Exhibit (the 'Note") evidencing the Company's agreement to repay to the Seller the outstanding inter-corporate debt of the Company as of the Closing Date and certain other post-closing advances from Seller to the company contemplated by the parties, and (ii) a Security Agreement substantially in the form attached hereto as Exhibit __ (the "Security Agreement") granting the Seller a blanket security interest in the assets of the Company, but subject to the Seller's agreement to subordinate such security interest to that of a financial institution hereafter providing an operating tine of credit to the Company in an amount no greater than $350,000,00 without permission from the Note holder.

     2.2.2. Guaranty of Company's Note. The Buyer and his wife shall have executed and delivered an Unconditional Guaranty Agreement substantially in the form attached hereto as Exhibit __ (the "Guaranty") in favor of the Seller guaranteeing payment of the Note and all other indebtedness of the Company to the Seller now existing or hereafter arising prior to the repayment of the Note in full.


     2.2.3 Truth of Representations and Warranties. The representations and warranties of each of buyer and the Company contained in this Agreement or in any other document delivered at Closing shall be true and correct on and as of the Closing Date.

     2.2.4. Performance of Agreements. Each agreement of Buyer to be performed on or before the Closing Date pursuant to the terms hereof or as contemplated herein shall have been duly performed.

3. Representations and Warranties of Seller.

     3.1. Representation and Warranties of Seller. Seller represent sand warrants that:

     (a) Seller is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and has the corporate power to own its property and conduct its business in the manner in which such business is now being conducted.

     (b) The execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized and approved by all necessary corporate action of Seller. Seller has full corporate power to enter into and perform this agreement and the transactions contemplated hereby, and this agreement constitutes a valid and binding agreement of Seller enforceable in accordance with its terms.

     (c) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with, or result in a breach of any term or provision of, or constitute a default under, or result in the creation of any lien or encumbrance upon the property or assets of Seller pursuant to the articles of incorporation or bylaws of Seller or any agreement, indenture, mortgage, deed of trust or other instrument to which Seller is a party or by which it is bound or to which its properties are subject, or any law, rule, regulation, judgment, order or decree.

     (d) The stock of the company consists of 100,000 authorized shares of common stock, One Dollar ($1.00) par value, or which 1,000 shares are issued. All such issued shares are owned of record by Seller, free and clear of all liens, charges and encumbrances. There are no commitments, plans or arrangements to issue, and no outstanding options, warrants or other rights calling for the issuance of, shares of capital stock of the Company.

     (e) The assets of the Company include, without limitation, the assets listed on Schedule attached hereto.

     (f) The books of account of the Company that have been maintained by the Seller have been maintained in the usual, regular and ordinary manner on a consistent bases.

     (g) This Agreement and the consummation of the transactions contemplated hereby will not give rise to any valid claim against the Seller for a finder's fee, brokerage commission, or other like payment.

3.2, Representations and Warranties of Buyer. Buyer represents and warrants that:

     (a) Buyer has full power to enter into and perform this Agreement and the transactions contemplated hereby. This Agreement constitutes a valid and binding agreement of Buyer enforceable in accordance with its terms except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws, from time to time in effect, and any equity principles relating to or affecting generally the enforcement of creditors' rights.

     (b) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict or be inconsistent with or result in the termination of terms of any indenture, mortgage, deed of trust, covenant agreement, or other instrument to which buyer or his wife is a partner or by which they are bound, or to which any of their property is subject.

     (c) The execution and delivery of this Agreement and the performance of the agreements contemplated hereby to which the Company is a party, have been duly authorized and approved by all necessary corporate action of the Company.

     (d) Buyer is acquiring the shares of capital stock of the Company hereunder for his own account for investment, with no present intention of reselling or otherwise distributing the same except (i) pursuant to an offering of shares duly registered under the Securities Act of 1933, as amended, or (ii) under other circumstances which in the opinion of counsel to the company at the time does not require registration under such Act.

     (e) This Agreement and the consummation of the transactions contemplated hereby will not give rise to any valid claim against the buyer or the company for a finder's fee, brokerage commission, or other like payment.

     3.3 Survival of Representations and Warranties, The representations, warranties, convenants, and agreements of the parties shall be true and accurate as of, and shall survive, the Closing Date.

4. Indemnification.

     4.1. Indemnification of Buyer and Company Seller covenants and agrees to indemnify and hold harmless Buyer and the Company from and against any loss, claim, liability, obligation or expense (including reasonable attorney's fees) suffered of paid by Buyer or the company, after the Closing Date, arising out of or resulting from:

     (a) any representation or warranty of Seller under this Agreement being untrue or misleading when made as of the Closing Date;

     (b) any breach of the obligations or covenants of Seller under this Agreement.

     (c) the parent/subsidiary relationship of Seller and the Company prior to Closing, but not from any activities of the Company or its directors, officers, employees or agents; or

     (d) any matter addressed in Section 6.2 in which the Company is a non-benefiting party as such term is used therein.

     4.2. Indemnification of Seller. Buyer and Company hereby covenant and agree to indemnify and hold harmless Seller from and against any loss, claim, liability, obligation or expense (including reasonable attorneys' fees) suffered or paid by Seller, after the Closing Date, arising out of or resulting from:

     (a) any representation or warranty of Buyer under this Agreement being untrue or misleading when made or as of the Closing Date;

     (b) any breach of the obligations or covenants of Buyer or the Company under this Agreement;

     (c) the parent/subsidiary relationship of Seller and the Company prior to Closing, but not any activities or the Seller, its subsidiaries other than the Company, or their directors, officers, employees or agents; or

     (d) any matter addressed in Section 6.2 in which the Company is a non-benefiting party as such term is used herein.

5. Closing.

     (a) The closing ("Closing") under this Agreement shall be held on July 26, 1996 (the "Closing Date") or at such time thereafter as Seller and Buyer may agree, but in no event later than July 31, 1996, at the offices of Ten State Street or at such other place as the parties may mutually agree.

     (b) At the Closing, Seller shall deliver or cause to be delivered to Buyer stock certificates, endorsed in blank or accompanied by duly executed stock powers, the aggregate of such certificates representing the Stock of the company and all other instruments and documents required to be delivered by Seller under this Agreement of which counsel for Buyer may reasonable request for the purpose of closing this Agreement.

     (c) At the Closing, Buyer shall deliver to Seller the Purchase Price in the amount and form specified herein before in Section 1.2 and shall deliver all other instruments and documents required to be delivered by Buyer and the Company under this Agreement or which Seller may reasonably request for the purpose of closing this Agreement.

6. Post-Closing Agreements.

     6.1. Post-Closing Reconciliation of Inter-corporate Accounts. The parties acknowledge and agree that the principal amount of the Note is the parties' best estimate of the net amount owed by the Company to Seller on the Closing Date. The parties will use their best efforts to determine the actual amount owed by the Company to Seller on the Closing Date and agree on such amount. Upon the agreement of the parties as to the correct amount, the principal amount outstanding under the Note as set forth on the schedule attached thereto, shall be debited or credited as appropriate, effective as of the Closing Date

     6.2 Release from Mutual Obligations. Each of the Company and Seller acknowledge that at the time of Closing, the other may continue to be a primary obligor or co-obligor, whether through mutual undertaking, joint obligation, guaranty, indemnification or other means, on certain debts, obligations and contracts of such party, pursuant to which the other party derives no immediate benefit, e.g. equipment leases entered into by Seller for equipment used and possessed by the Company. The parties agree to use their best efforts to relieve or remove promptly after Closing the potential liability of the non-benefiting party in such situations and, in any event, the benefiting party agrees to indemnify the non-benefiting party for any expenses, damages or losses incurred after the Closing Date as a result of the failure to remove such potential liability as of the Closing Date.

     6.3. Insurance. At the Closing, the Company agrees to have obtained policies of insurance, with respect to all its insurance needs, separate and apart from those of Seller and its remaining subsidiaries. The Company acknowledges that neither Seller nor any of its subsidiaries will pay premiums on behalf of the Company after the Closing Date.

     6.4 Further Assurances. The parties hereto agree to execute and deliver or cause to be executed and delivered at the Closing, and at such other reasonable times and places as the parties may agree thereafter, such additional documents and instruments as any other party hereto may reasonably request for the purpose of carrying out this Agreement.

     6.5 Expenses. Each party shall pay its own expenses and costs, including without limitation, counsel fees and transfer taxes incurred in connection with this Agreement and the transactions contemplated hereby.

7. Miscellaneous.

     7.1. Notices. Any notice or other communication required or permitted hereunder shall be sufficiently given if sent by certified mail, postage prepaid, addressed as follows:


              In the case of Seller, to:
                  Envirometrics, Inc.
                  9229 University Boulevard
                  Charleston, South Carolina
                  Attention: Richard D. Bennett

              with a copy to:
                  Timothy D. Scrantom, Esquire
                  Ten State Street
                  Charleston, South Carolina

              in the case of buyer, to:
                  Andrew C. Gillette
                  4055 Faber Place Drive Suite 201
                  Charleston, SC 29405
                           or
                  1085 Stonehenge Drive
                   Hanahan SC 29406

              with a copy to:

                  Steven L. Smith, Esquire
                  Smith Collins & Dusebury
                  4455 Cross Country Road
                  Suite 1
                  Charleston, SC 29423

     Any such notice or communication shall be deemed to have been given as of the date so mailed.

     7.2. Benefits. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their assigns and successors in interest.

     7.3. Entire Agreement. The exhibits hereto and the certificates and other documents to be furnished in connection herewith are an integral part of this Agreement. All understandings and agreements between the parties are merged into this Agreement which fully and completely expresses their agreements and supersedes any prior agreement or understanding relating to the subject matter, and no party has made any representations or warranties, express or implied, not herein expressly set forth. This Agreement shall not be changed or terminated except by written amendment signed by the parties hereto.

     7.4. Governing Law. This Agreement and the agreements contemplated hereby shall be construed in accordance with and governed by the laws of the State of South Carolina, without regard to the choice of law principles of it or any other jurisdiction,

     7,5. Venue, Any cause of action arising from the terms of the Agreement shall be brought only in a state or federal court located in Charleston, South Carolina. Such court shall be the exclusive and sole venue for the adjudication of any disputes hereunder, and each party hereby consents to the jurisdiction of such court over such party.

     7.6. Counterparts. This Agreement may be executed in several counterparts, all of which taken together shall constitute one instrument.

     7.7. Headings. The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not be deemed to affect the meaning or construction on any of the provision hereof,

     IN Witness WHEREOF, this Agreement is executed by each of the parties, or their duly authorized representative, as of the day and year first above written.

     ENVIROMETRICS. INC.

     By:

          Title: President & CEO

          Title: Treasurer

ATTEST:

          By: ANDREW C. GILLETTE TRICO ENVIROMETRICS, INC. By:

          Title: ATTEST:

List of Schedules:

Schedule

- List of Assets

-List of Exhibits:

Exhibit A
Exhibit B
Exhibit C
Exhibit D
Exhibit E